UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 4, 2014, Essex Portfolio, L.P. (“EPLP”), a California limited partnership and majority owned subsidiary of Essex Property Trust, Inc. (“Essex”), a Maryland corporation and sole general partner of EPLP, completed a series of exchange offers (the “Exchange Offers”) pursuant to which it exchanged $274,188,000 aggregate principal amount of 5.500% Senior Notes due 2017, $282,577,000 aggregate principal amount of 5.200% Senior Notes due 2021 and $286,458,000 aggregate principal amount of 3.375% Senior Notes due 2023 (collectively, the “Existing Notes”) issued by BRE Properties Inc. (BEX Portfolio, LLC, a Delaware limited liability company and direct wholly owned subsidiary of EPLP, as successor by merger), for $274,188,000 aggregate principal amount of EPLP’s new 5.500% Senior Notes due 2017 (the “2017 Notes”), $282,577,000 aggregate principal amount of EPLP’s new 5.200% Senior Notes due 2021 (the “2021 Notes”) and $286,402,000 aggregate principal amount of EPLP’s new 3.375% Senior Notes due 2023 (the “2023 Notes” and together with the 2017 Notes and the 2021 Notes, the “Senior Notes”), plus approximately $2,104,265 in cash. The Senior Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold absent registration or an applicable exemption from registration under the Securities Act.  All of the Existing Notes tendered into the Exchange Offers were cancelled in connection with the settlement of the Exchange Offers.

The 2017 Notes were issued pursuant to an indenture, dated as of April 4, 2014, among EPLP, Essex, and U.S. Bank National Association, as the trustee (the “Trustee”) (the “2017 Notes Indenture”). The 2021 Notes were issued pursuant to an indenture, dated as of April 4, 2014, among EPLP, Essex, and the Trustee (the “2021 Notes Indenture”). The 2023 Notes were issued pursuant to an indenture, dated as of April 4, 2014, among EPLP, Essex, and the Trustee (the “2023 Notes Indenture” and, collectively with the 2017 Notes Indenture and the 2021 Notes Indenture, the “Indentures”).

The Senior Notes are senior unsecured obligations of EPLP and will rank equally in right of payment with all of EPLP’s other existing and future senior unsecured indebtedness. Interest on the 2017 Notes will accrue from, and including, March 15, 2014 and be payable semiannually on March 15 and September 15 of each year, beginning on September 15, 2014.  Interest on the 2021 Notes will accrue from, and including, March 15, 2014 and be payable semiannually on March 15 and September 15 of each year, beginning on September 15, 2014.  Interest on the 2023 Notes will accrue from, and including, January 15, 2014 and be payable semiannually on January 15 and July 15 of each year, beginning on July 15, 2014.  In certain circumstances described below EPLP may be required to pay additional interest on the Senior Notes.

The Indentures contain certain covenants that, among other things, limit the ability of EPLP and its subsidiaries to incur secured and unsecured indebtedness if not in pro forma compliance with the following negative covenants: (1) total leverage not to exceed 65% of adjusted total assets, (2) secured leverage not to exceed 40% of adjusted total assets and (3) a fixed charge coverage ratio of at least 1.50 to 1. In addition, EPLP, together with its subsidiaries, is required to maintain at all times total unencumbered assets of not less than 150% of the aggregate principal amount of its outstanding unsecured debt.

EPLP may redeem the Senior Notes, at its option and in its sole discretion, for cash, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Senior Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted treasury rate plus, with respect to the 2017 Notes, 25 basis points, with respect to the 2021 Notes, 37.5 basis points, and, with respect to the 2023 Notes, 30 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the applicable redemption date, provided that if EPLP redeems the 2021 Notes or the 2023 Notes on or after 90 days prior to the applicable maturity date,  the redemption price will be equal to 100% of the principal amount of the 2021 Notes or 2023 Notes, as applicable, being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

In connection with the issuance and sale of the Senior Notes, EPLP also entered into three separate registration rights agreements, each dated as of April 4, 2014, and each with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, the dealer managers in the Exchange Offers (the “Registration Rights Agreements”).

Under the Registration Rights Agreements, EPLP and Essex agreed to use commercially reasonable efforts to complete exchange offers registered under the Securities Act pursuant to which EPLP will offer to issue new exchange notes containing terms substantially similar in all material respects to the Senior Notes (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) in exchange for the Senior Notes.  EPLP and Essex also agreed, if they determine that a registered exchange offer is not available or specified other circumstances occur, to use commercially reasonable efforts to file and have become effective a shelf registration statement relating to resales of the Senior Notes.  EPLP will be obligated to pay additional interest of up to 0.50% per annum on the Senior Notes if it does not complete the exchange offers within 270 days after the issue date of the Senior Notes and in other specified circumstances.

The descriptions set forth above in this Item 1.01 are qualified in their entirety by the Indentures, the three forms of Senior Notes and the Registration Rights Agreements, copies of  which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 relating to the Senior Notes and the Indentures is contained in Item 1.01 above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture governing 5.500% Senior Notes due 2017, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.2	Indenture governing 5.200% Senior Notes due 2021, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.3	Indenture governing 3.375% Senior Notes due 2023, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.4	Form of 5.500% Senior Note due 2017 (included in Exhibit 4.1).
4.5	Form of 5.200% Senior Note due 2021 (included in Exhibit 4.2).
4.6	Form of 3.375% Senior Note due 2023 (included in Exhibit 4.3).
4.7
Registration Rights Agreement related to the 2017 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

4.8
Registration Rights Agreement related to the 2021 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

4.9
Registration Rights Agreement related to the 2023 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 10, 2014	ESSEX PROPERTY TRUST, INC.

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc., its general partner
By:	/s/ Michael T. Dance
Name	Michael T. Dance
Title:	Executive Vice President and Chief Financial
Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture governing 5.500% Senior Notes due 2017, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.2	Indenture governing 5.200% Senior Notes due 2021, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.3	Indenture governing 3.375% Senior Notes due 2023, dated April 4, 2014, by and among Essex Portfolio, L.P., Essex Property Trust, Inc. and U.S. Bank National Association.
4.4	Form of 5.500% Senior Note due 2017 (included in Exhibit 4.1).
4.5	Form of 5.200% Senior Note due 2021 (included in Exhibit 4.2).
4.6	Form of 3.375% Senior Note due 2023 (included in Exhibit 4.3).
4.7
Registration Rights Agreement related to the 2017 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

4.8
Registration Rights Agreement related to the 2021 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

4.9
Registration Rights Agreement related to the 2023 Notes, dated April 4, 2014, between Essex Portfolio, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC.